CONSECO VARIABLE UNIVERSAL LIFE
                    CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L
                        SUPPLEMENT DATED OCTOBER 15, 2001
                      TO THE PROSPECTUS DATED JULY 1, 2001
                   AND THE SUPPLEMENT DATED SEPTEMBER 13, 2001

The following supplements certain information contained in your prospectus for our Conseco Variable Universal Life policies, as supplemented on September 13, 2001:

     As of October 12, 2001, the Berger IPT - Growth Fund and the Janus Aggressive Growth Portfolio will not be offered. All references to these investment portfolios in the product prospectus should be eliminated.

     Any reference to 59 funds in the prospectus should be changed to 57 funds.

     The percentages on page 30, paragraph 4, have been changed as follows:
     1.0602% has been changed to 1.0696% and 1.3049% has been changed to 1.3186%. This change to paragraph 4 on page 30 supersedes the change made in the September 13, 2001, supplement to the prospectus.

     Your registered representative will provide you, upon request, with illustrations based on the changes made above.